Rule 497(e)

File No. 333-146827

Innovator ETFs Trust

(the “Trust”)

Innovator Growth Accelerated Plus ETF™ – October

Innovator U.S. Equity Accelerated 9 Buffer ETF™ – October

Innovator U.S. Equity Accelerated ETF™ – October

Innovator U.S. Equity Accelerated Plus ETF™ – October

(each, a “Fund” and together, the “Funds”)

Supplement To each Fund’s Prospectus
Dated February 28, 2022

September 23, 2022

As described in detail in each Fund’s prospectus, an investment in shares of a Fund is subject to an upside return cap (the “Cap”) that represents the maximum percentage return an investor can achieve from an investment in the Fund for the outcome period of approximately one year. The current Outcome Period will end on September 30, 2022, and each Fund will commence a new outcome period that will begin on October 1, 2022 and end on September 30, 2023. Each Fund’s Cap will not be determined until the start of the new outcome period on October 1, 2022. As of September 22, 2022, the expected range of each Fund’s Cap is set forth below.

Fund Name	Ticker	Estimated Cap Range
Innovator Growth Accelerated Plus ETF™ – October	QTOC	23.04% – 26.89% (22.25% – 26.10% after taking into account the Fund’s unitary management fee)
Innovator U.S. Equity Accelerated 9 Buffer ETF™ – October	XBOC	15.60% – 18.52% (14.81% – 17.73% after taking into account the Fund’s unitary management fee)
Innovator U.S. Equity Accelerated ETF™ – October	XDOC	22.00% – 26.34% (21.21% – 25.55% after taking into account the Fund’s unitary management fee)
Innovator U.S. Equity Accelerated Plus ETF™ – October	XTOC	19.90% – 23.71% (19.11% – 22.92% after taking into account the Fund’s unitary management fee)

Please Keep This Supplement With Your Prospectus For Future Reference